Exhibit 99.1

For Release: August 1, 2006
Contact: Lisa Razo
(802) 865-1838

Merchants Bancshares, Inc. Announces 2006 Second Quarter Results

SOUTH BURLINGTON, VT - Merchants Bancshares, Inc. (NASDAQ: MBVT), the parent company of Merchants Bank, today announced net income of $2.67 million, or diluted earnings per share of 42 cents, for the quarter ended June 30, 2006. This compares with net income of $3.06 million, or diluted earnings per share of 48 cents for the quarter ended June 30, 2005. The return on average assets was 0.96% and the return on average equity was 16.62% for the second quarter of 2006, compared to 1.15% and 18.89%, respectively, for the second quarter of 2005. Merchants declared a dividend on July 20, 2006, of 28 cents per share payable August 17, 2006, to shareholders of record as of August 3, 2006. For more information on the quarter please refer to Merchants' quarterly Form 10-Q, which will be filed on or about August 1, 2006, and will be available on the SEC website at www.sec.gov.

Mr. Joseph Boutin, Merchants' President and Chief Executive Officer; Ms. Janet Spitler, Merchants' Chief Financial Officer; and Mr. Michael Tuttle, President and Chief Executive Officer of Merchants Bank will host a conference call to discuss these earnings results at 10:00 a.m. Eastern Time on Thursday August 3, 2006. Interested parties may participate in the conference call by dialing (800) 230-1085; the title of the call is Earnings Release Conference Call for Merchants Bancshares, Inc. Participants are asked to call a few minutes prior to register. A replay will be available until noon on Thursday August 10, 2006. The U.S. replay dial-in telephone number is (800) 475-6701. The international replay dial-in telephone number is (320) 365-3844. The replay access code is 806414.

The continuing mission of Merchants Bank is to provide Vermonters with a true community bank. It fulfills this commitment through a branch-based system that includes 35 bank offices and 42 ATMs throughout Vermont, personal bankers dedicated to top-quality customer service, and streamlined products: FreedomLYNX® Banking, which consists of Free Checking for Life®, a Money Market Account, Free Online Banking and Bill Pay, Overdraft Coverage, Direct Deposit, a Free Debit Card and Free Automated Phone Banking; TimeLYNX® Certificates of Deposit; HomeLYNX® Home Equity Loans; RealLYNX® Residential Mortgages and CommerceLYNX® Business Banking. Merchants Bank also includes a trust and investment division, known as Merchants Trust Company, serving individuals and institutions. For more information about Merchants Bank, visit mbvt.com. Merchants' stock is traded on the NASDAQ National Market system under the symbol MBVT. Member FDIC. Equal Housing Lender.

Some of the statements contained in this press release may constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect Merchants' current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause Merchants' actual results to differ significantly from those expressed in any forward-looking statement. Forward-looking statements should not be relied on since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Merchants' control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include changes in general economic conditions in Vermont, changes in interest rates, changes in competitive product and pricing pressures among financial institutions

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within Merchants' markets, and changes in the financial condition of Merchants' borrowers. The forward-looking statements contained herein represent Merchants' judgment as of the date of this release, and Merchants cautions readers not to place undue reliance on such statements. For further information, please refer to Merchants' reports filed with the Securities and Exchange Commission.

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Merchants Bancshares, Inc.
Financial Highlights
For the period ended June 30, 2006
(In thousands except share and per share data)

	06/30/06	12/31/05	06/30/05	12/31/04

Balance Sheets - Period End
Total assets	$1,119,474	$1,075,236	$1,054,435	$1,032,405
Loans	650,431	605,926	595,176	584,332
Allowance for loan losses ("ALL")	6,688	7,083	7,497	7,512
Net loans	643,743	598,843	587,679	576,820
Investment securities	393,281	390,460	388,733	376,547
Other assets	82,450	85,933	78,023	79,038
Deposits	885,277	854,576	837,942	834,164
Short-term borrowings	20,369	52,988	41,957	57,374
Long-term debt	53,394	55,764	76,594	49,757
Securities sold under agreement to repurchase	70,455	20,000	--	--
Junior subordinated debentures issued to
Unconsolidated subsidiary trust	20,619	20,619	20,619	20,619
Other liabilities	5,423	4,892	11,016	5,307
Shareholders' equity	63,937	66,397	66,307	65,184
Balance Sheets - Quarter-to-Date Averages
Total assets	$1,115,465	$1,059,923	$1,059,300	$1,041,944
Loans	639,655	598,159	590,400	586,268
Allowance for loan losses	6,669	7,101	7,505	7,862
Net loans	632,986	591,058	582,895	578,406
Investment securities, including Federal Home
Loan Bank stock	415,353	396,034	406,871	391,967

Federal funds sold, securities purchased under agreements
to resell, and interest bearing deposits with banks	121	58	55	433
Other assets	67,005	72,773	69,479	71,138
Deposits	853,132	854,591	839,639	844,958
Short-term borrowings	75,924	50,741	47,251	45,652
Long-term debt	55,054	59,365	80,066	52,157
Securities sold under agreement to repurchase	38,813	851	-	--
Junior subordinated debentures issued to
Unconsolidated subsidiary trust	20,619	20,619	20,619	3,214
Other liabilities	7,641	9,249	7,006	14,113
Shareholders' Equity	64,282	64,507	64,719	81,850
Interest earning assets	1,055,129	994,251	997,326	978,668
Interest bearing liabilities	926,823	863,077	872,081	822,601
Ratios and Supplemental Information
Book value per share	$10.21	$10.55	$10.53	$10.44
Tier I leverage ratio	8.21%	8.54%	8.19%	8.09%
Period end common shares outstanding	6,260,991	6,290,889	6,296,640	6,243,710
Credit Quality - Period End
Nonperforming loans ("NPLs")	$1,866	$2,364	$3,597	$3,336
Nonperforming assets ("NPAs")	2,178	2,364	3,597	3,336
NPLs as a percent of total loans	0.29%	0.39%	0.60%	0.57%
NPAs as a percent of total assets	0.19%	0.22%	0.34%	0.32%
ALL as a percent of NPLs	358%	300%	208%	225%
ALL as a percent of total loans	1.03%	1.17%	1.26%	1.29%

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Merchants Bancshares, Inc.
Financial Highlights
For the period ended June 30, 2006
(In thousands except share and per share data)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005

Operating Results
Interest income
Interest and fees on loans	$10,633	$9,030	$20,538	$17,586
Interest and dividends on investments	4,646	4,255	9,276	8,477
Total interest income	15,279	13,285	29,814	26,063
Interest expense
Deposits	3,509	2,072	6,602	3,723
Short-term borrowings	1,421	365	2,482	716
Long-term debt	893	926	1,645	1,688
Total interest expense	5,823	3,363	10,729	6,127
Net interest income	9,456	9,922	19,085	19,936
Provision for loan losses	--	--	--	--
Net interest income after provision for loan losses	9,456	9,922	19,085	19,936
Noninterest income
Trust Company income	434	414	892	835
Service charges on deposits	1,234	1,126	2,347	2,202
Gain (loss) on sale of investments, net	--	23	--	84
Equity in losses of real estate limited partnerships	(424)	(420)	(847)	(850)
Other noninterest income	813	740	1,531	1,366
Total noninterest income	2,057	1,883	3,923	3,637
Noninterest expense
Salaries and employee benefits	4,058	4,016	8,126	8,022
Occupancy and equipment expenses	1,518	1,563	3,016	3,181
Legal and professional fees	578	472	1,115	897
Marketing expenses	359	226	699	574
Other noninterest expense	1,527	1,537	3,026	3,096
Total noninterest expense	8,040	7,814	15,982	15,770
Income before income taxes	3,473	3,991	7,026	7,803
Income taxes	802	934	1,633	1,846
Net income	$ 2,671	$3,057	$ 5,393	$ 5,957
Ratios and Supplemental Information
Weighted average common shares outstanding	6,289,468	6,316,227	6,295,759	6,322,872
Weighted average diluted shares outstanding	6,315,204	6,358,506	6,321,584	6,366,141
Basic earnings per common share	$ 0.42	$ 0.48	$ 0.85	$ 0.94
Diluted earnings per common share	0.42	0.48	0.85	0.94
Return on average assets	0.96%	1.15%	0.98%	1.13%
Return on average shareholders' equity	16.62%	18.89%	16.55%	18.29%
Net interest rate spread	3.29%	3.80%	3.42%	3.88%
Net interest margin	3.60%	3.99%	3.71%	4.06%
Efficiency ratio (1)	64.51%	61.36%	64.14%	62.15%

(1)

The efficiency ratio excludes amortization of intangibles, equity in losses of real estate limited partnerships, OREO expenses, gain/loss on sales of securities, state franchise taxes, and any significant nonrecurring items.

Note:	As of June 30, 2006, the Bank had off-balance sheet liabilities in the form of standby letters of credit to customers in the amount of $6.13 million.

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